UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 18, 2010

Synergy Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Florida	333-131722	20-3823853
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

420 Lexington Avenue, Suite 1609

New York, NY 10170

 (Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (212) 297-0020

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On October 18, 2010, Synergy Pharmaceuticals, Inc. (the “Company”) presented clinical results from a Phase IIa clinical trial of plecanatide (SP-304) in patients with chronic constipation at the American College of Gastroenterology Annual Scientific Meeting.  The Company’s presentation is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d) The following exhibit is filed with this report:

Exhibit No.	Description

99.1	Synergy Pharmaceuticals, Inc. Company Presentation.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SYNERGY PHARMACEUTICALS, INC.

Dated: October 18, 2010	/s/ Gary S. Jacob
Gary S. Jacob
President and Chief Executive Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Synergy Pharmaceuticals, Inc. Company Presentation.